                                                                    Exhibit 99.2

[BANC ONE LETTERHEAD]                                               NEWS RELEASE


                           BANC ONE, FIRST CHICAGO NBD
                       ANNOUNCE KEY INTEGRATION DECISIONS

CHICAGO and COLUMBUS, Sept. 8, 1998 -- BANC ONE CORPORATION and First Chicago NBD Corporation announced that the first phase of their merger integration process has been completed, and that a series of critical decisions has been finalized. Shareholders of both companies will meet on September 15 to approve the merger. Pending all necessary approvals, the merger is expected to close early in the fourth quarter. The new company will be called BANK ONE CORPORATION.

     BANK ONE will be organized around five national lines of business that have each determined their ongoing organizations and operating platforms:

    CREDIT CARD - delivering value principally through the First USA and First Card brand names.

    COMMERCIAL - serving middle market and large corporate customers through a variety of banking products (risk management, corporate finance, treasury management, leasing and asset-based lending); also includes commercial real estate and private banking.

    RETAIL - providing banking services to consumers and small businesses through a variety of delivery channels.

    INVESTMENT MANAGEMENT - managing mutual funds, institutional investments and insurance needs.

    FINANCE ONE - providing consumer finance products, mortgage lending and indirect lending services.

Each of these businesses is structured to support a customer focus nationally and in all individual geographic markets served by BANK ONE.

     In addition, the capital investment portfolio will be a significant contributor to the Corporation's earnings.

     Top-level managers have been appointed in all lines of business and staff units, a total of more than 200 senior managerial positions.

     Major technology platforms and related systems applications for the new company have been chosen and resources have been dedicated to implement them quickly. Both companies continue to make rapid progress in their Year 2000 programs.

     Arthur Andersen, LLP has been selected as the auditing firm for the new Corporation.

     "We are ready to hit the ground running, as shown by the number of organizational, personnel and systems decisions," said BANC ONE Chairman John McCoy. "The new BANK ONE will be a customer-focused, strong, national competitor with excellent growth prospects." McCoy will be President and CEO of the new Corporation.

     "The lessons learned in our many prior mergers are leading us to a faster and smoother consolidation of our two companies," said First Chicago NBD Chairman Verne Istock, who will become Chairman of BANK ONE.

    Reporting to McCoy will be Richard Lehmann and David Vitale, both vice chairmen, and:
    Marvin Adams, chief information officer
    David Meuse, merchant banking
    Robert Rosholt, chief financial officer

    Reporting to Istock will be:

    William Boardman, mergers and acquisitions
    Gerald Buldak, public affairs
    Sherman Goldberg, general counsel
    Thomas Hoaglin, operations
    Timothy Moen, human resources
    Robert O'Neill, chief auditor
    Richard Wade, risk management

    Reporting to Lehmann will be:

    Kenneth Stevens, retail
    Richard Vague, credit card
    Donald Winkler, Finance One
    Ralph Mueller, consumer credit policy review

    Reporting to Vitale in commercial banking will be:

    W. G. Jurgensen, commercial banking products
    Susan Moody, commercial banking market segments
    Ronald Steinhart, commercial real estate and private banking
    Judith Feldman, finance and merger integration

    Paul Hennessy, credit

    Also reporting to Vitale will be:

    David Kundert, investment management group
    Geoff Stringer, capital investments and tax-oriented products

     As previously announced, Thomas Hoaglin and Philip Jones will serve as merger integration executives, reporting to McCoy and Istock. Terry Wise has been appointed integration director.

    The following assignments are senior managers in key lines of business and some staff functions.
    RETAIL GROUP.  Reporting to Stevens will be:

    Ron Baldwin, retail delivery
    Ed Depenbrok, finance
    Jeff Gaia, business banking
    Brad Iversen, marketing
    Bruce Luecke, interactive delivery
    Saundra Schrock, consumer lending
    John Skubik, electronic delivery
    Patricia Shafer, communication
    Sue Zumpone, merger integration

    CREDIT CARD. Reporting to Vague or Randy Christofferson, President of First USA, will be:

    Don Gibbins, operations
    Bruce Gooden, First Card marketing
    George Hubley, finance
    Gary Marino, credit and First USA marketing
    Kevin Murphy, customer support
    Bruce Nyberg, product management and development
    Jim Stewart, partnership marketing
    Catherine West, customer service

    FINANCE ONE GROUP.   Reporting to Winkler will be:

    Steve Alonso, consumer division
    Dale Peters, administration
    Ed Tinsley, indirect financial services division

    COMMERCIAL BANKING.  Reporting to Jurgensen will be:

    Rick Ballantine, equipment leasing

    Gerald Byrne, corporate securities
    Michael Hansen, operations
    Robert Patterson, corporate finance
    Barry Sabloff, international
    Thomas Watts, asset-based lending
    Dirk Vos, treasury management

    Reporting to Moody will be:

    David Bolger, Middle Market customers in Illinois, Indiana and Wisconsin Lynn Dillon, Corporate customers on the East coast
    Ty Miller, Corporate and Middle Market customers in Louisiana, Oklahoma and
        Texas
    Nick Preda, Corporate customers in the Midwest
    Walter Watkins, Middle Market customers in Kentucky, Michigan, Ohio and West
        Virginia
    Mike Welborn, Corporate and Middle Market customers in Arizona, California,
        Colorado and Utah.
    Al Chircop, financial services industries
    Larry Helm, energy and utilities
    Jackie Hurlbutt, specialized industries

    INVESTMENT MANAGEMENT.   Reporting to Kundert will be:

    Peter Atwater, portfolio management
    Steve Baine, private client group
    Scott Bates, institutional investment
    Mark Beeson, mutual funds
    Don Kimble, finance
    Jane Klivans, marketing
    James McCord, operations group
    Glenn Milesko, insurance

     SYSTEMS. Reporting to Adams will be: Bruce Baude, strategy/demand capacity management; Ralph Bierdeman, integration/conversion services; Marty Bronstein, commercial banking; Jeff Chittenden and John Totten, credit card; Ty Davenport, risk management; Bill Farrow and Rick Carlson, Hogan customer information and demand deposit systems; Bob Irwin, investment management; Mike Keller, business and partner management; Judy Martin-Mitchell, corporate administrative services; Susan Miller and Pen Hollist, Year 2000; Bill Sheley, retail; Mark Torkos, solutions delivery; David Webb, Finance One, and Roger Zauel, infrastructure and operations management.

     OPERATIONS. Reporting to Hoaglin will be: Neil Williams, national enterprise operations; and Walt Berger and Don Freiert, who will co-manage corporate real estate services.

     AUDIT. Reporting to O'Neill will be: Mark Bagnoli, commercial banking; Steve Burgher, credit card and staff functions; Jan Crouse, professional practices; Neil Gant, operations, cash management and merger integration; Ed Karasek, investment management; Ed Robertson, retail, and Kevin Smith, information technology and corporate security.

     FINANCE. Reporting to Rosholt will be: Craig Coit, Bobby Doxey, and Eric Harris, financial systems; Jay Gould, investor relations; Eileen Kennedy, treasury; Norma Lauder, tax; Colleen Mulligan, management reporting and planning; Dalip Raheja, strategic initiatives, and William Roberts, financial accounting and reporting.

     HUMAN RESOURCES. Reporting to Moen will be: Dan Barr, credit card; Patricia Braun, commercial banking; Jeremy Farmer, staff support services; Mike Leske, retail; Fred Mateer, Finance One; Kathy O'Doherty, staffing and development; Jody O'Leary, employee relations, and Ira Walter, compensation and benefits.

     LAW. Reporting to Goldberg will be: James Foorman, Perry Moore and Ken Sperl, all deputy general counsels.

     RISK MANAGEMENT. Reporting to Wade will be: Garrett Glass, market risk policy and review; Mike Lindberg, risk management technology; Elaine Malley-Snider, financial services policy and review; Sarah McClelland, commercial group credit policy; Don Sadlowski, credit review; Doug Steltz, portfolio analysis and review, and Britt Swofford, international and country risk policy.

     SYSTEMS DECISIONS. Systems and operating platforms for the new BANK ONE were chosen to provide the best leverage and capabilities for serving the Corporation's growing customer base. For the most part, the preferred systems are already operational in either BANC ONE or First Chicago NBD. Conversion schedules have been established to implement these systems corporate-wide as quickly as possible. The Corporation's goal is to be integrated on common platforms during 2000.

    The key systems decisions are listed below:

    Hogan systems will process demand deposits and time deposits. Conversion of commercial banking customers will begin in the fall.

    The commercial loan systems will be LS-2 for large corporate loans and AFSIII for middle market loans.

    The Credit Card line of business will continue its strong partnership with First Data Resources. The First Infinity system, co-developed by First Chicago NBD and Hogan, will also support cardholder accounts within this operating environment.

    The Trust system for the combined organization will be SEI.

    Mortgage Custody will use the WINCMSS system.

    SAP will be the financial management and reporting system, including general ledger, accounts payable, procurement and management accounting.

    The new BANK ONE is positioned to operate as one company the day after the merger closes. It ill be a leading player in all of its businesses and markets.

     "Our objective is to manage this exceptional franchise to achieve top-tier returns for our shareholders," said McCoy. "With all of these important integration decisions made, we are well on our way."

                                       ###